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                                                                    EXHIBIT 99.1
                                 CERTIFICATION

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, James M. McCluney, Chief Executive Officer of Vixel Corporation (the "Company"), and Kurtis L. Adams, the Chief Financial Officer of the Company, each hereby certify that, to the best of his knowledge:

1. The Company's Annual Report on Form 10-K for the period ended December 29, 2002, and to which this Certification is attached as Exhibit 99.1 (the "PERIODIC REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company as of December 29, 2002 and the results of its operations for the period covered by the Periodic Report.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 27th day of March, 2003.


                                                /s/ James M. McCluney
                                      ------------------------------------------
                                      JAMES M. MCCLUNEY, CHIEF EXECUTIVE OFFICER

                                                /s/ Kurtis L. Adams
                                      ------------------------------------------
                                      KURTIS L. ADAMS, CHIEF FINANCIAL OFFICER